EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Marani Brands, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009 (the “Report”), I, Ani Kevorkian, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2009
/s/ Ani Kevorkian
Ani Kevorkian
Chief Financial Officer/ Principal Accounting Officer